Bayshore Exploration L.L.C.	20501 Katy Freeway, Suite 216
Katy, Texas 77450
Phone (281) 646-1919
Fax (281) 647-9448
bayshoreexpl@sbcglobal.net

March 8, 2006

Paxton Energy, Inc.

2533 North Carson Street

Suite 6232

Carson City, Nevada 89706

RE:	Lease Acquisition Agreement
3,200 acres, more or less
La Salle County, Texas

Gentlemen:

This letter is written to evidence the agreement between Bayshore Exploration L.L.C. (“Bayshore”) and Paxton Energy, Inc., (“Paxton”) pertaining to the acquisition and development of certain oil and gas leases and oil and gas lease options located in La Salle County, Texas.

Bayshore is in the process of acquiring certain oil and gas leases and/or oil and gas lease options on 3,200 acres (“the subject acreage”), more or less, for the purpose of oil and gas exploration and production. The subject acreage is outlined on the attached land plat and described as follows, to wit:

Tract One - 640 acres, more or less, being all of the H. & G.N.R.R. Survey No. 121, A-260, La Salle County, Texas.

Tract Two - 640 acres, more or less, being all of the A. Sullivan Survey No. 140, A-1084, La Salle County, Texas.

Tract Three- 640 acres, more or less, being all of P. Johnston Survey No. 150, A-1042, La Salle County, Texas.

Tract Four- 640 acres, more or less, being all of the H. & G.N.R.R. Survey No. 139, A-267, La Salle County, Texas.

Tract Five - 640 acres, more or less, being all of the C. Sullivan Survey 122, A-1082, La Salle County, Texas.

Paxton desires to participate for a 50% working interest ownership in the acquisition and development of the subject acreage and hereby agrees to the following terms and conditions:

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1.            Paxton agrees to pay to Bayshore, on or before March 20, 2006, the sum of $305,000.00 U.S. dollars which represents Paxton’s share (50%) of the lease and lease option acquisition costs. In the event Paxton does not pay Bayshore the sum of $305,000.00 U.S. dollars on or before March 20, 2006, then this letter agreement and all of its terms and conditions will become null and void.

2.            Bayshore agrees to make its best effort to acquire said leases and lease options on the subject acreage within 90 days of the date of this letter agreement.

3.            In the event that Bayshore is unable to acquire all the subject tracts Paxton’s deposit shall be applied at the pro-rata cost base and the balance returned to Paxton.

4.            Bayshore also agrees, upon acquisition of said leases and lease options on the subject acreage, to assign Paxton a 50% working interest ownership in the acquired leases and lease options.

5.            Within ninety days of this agreement, Paxton shall have an option to increase its leasehold working interest in the subject acreage to seventy-five percent on the same costs, terms and conditions as provided herein.

6.            Bayshore and Paxton agree to enter into a mutually acceptable Joint Operating Agreement to cover oil and gas exploration and production operations on the subject acreage naming Bayshore as operator.

7.            This agreement is the entire agreement between Bayshore and Paxton pertaining to the lease acquisition and options of the subject acreage. Any changes to this agreement must be agreed to in writing by both parties.

If the foregoing is your understanding of our agreement, please acknowledge your acceptance by signing in the space provided below and returning one fully executed agreement to Bayshore along with your check in the amount of $305,000.00 U.S. dollars on or before March 20, 2006.

Sincerely,

BAYSHORE EXPLORATION L.L.C.

/s/ Jamin Swantner

Jamin Swantner

President

Attachment: Land Plat

AGREED to and ACCEPTED this 15th day

of March, 2006.

PAXTON ENERGY, INC.

By: /s/Robert Freiheit

Robert Freiheit, CEO

ATTACHMENT

99°00'
59'
58
57'
J. DOBSON
H. & G. N. R. R.
A. SULLIVAN
H. & G. N. R. R.
A. SULLIVAN
P. JOHNSTON
H. & G. N. R. R.
C. SULLIVAN
H. & G. N. R. R.
A. SULLIVAN
H. & G. N. R. R.
C. SULLIVAN
A. G. H. & B.
T. CONLAN

EXHIBIT "B"
AMI – New Oil & Gas Leases
8,320 acres, more or less
T. MURPHY
H. & G. N. R. R.
J. T. MURPHY
J. B. YAEGER
H. & G. N. R. R.
E. BUCKLEY
H. & G. N. R. R.
D. M. MURPHY
H. & G. N. R. R.
D. M. MURPHY
H. & G. N. R. R.
C. SULLIVAN
Corsair Royalty Ltd. 1-1-2005
DOBSON
H. & G. N. R. R.
J. DOBSON
H. & G. N. R. R.
A. SULLIVAN
H. & G. N. R. R.
A. SULLIVAN
H. & G. N. R. R.
P. JOHNSTON
H. & G. N. R. R.
P. JOHNSTON
H. & G. N. R. R.
C. SULLIVAN
H. & G. N. R. R.
C. SULLIVAN
SULLIVAN
H. & G. N. R. R.
A. SULLIVAN
H. & G. N. R. R.
C. SULLIVAN
A. & H. B. B.
T. CONLAN
H. & G. N. R. R.